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                                                                    EXHIBIT 99.5

NOTE REGARDING FORWARD-LOOKING STATEMENTS

Forward-looking statements in our public filings or other public statements are subject to known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements were based on various factors and were derived utilizing numerous important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements. Forward-looking statements include the information concerning our future financial performance, business strategy, projected plans and objectives.

Statements preceded by, followed by or that otherwise include the words "believes", "expects", "anticipates", "intends", "project", "estimates", "plans", "may increase", "may fluctuate" and similar expressions or future or conditional verbs such as "will", "should", "would", "may" and "could" are generally forward-looking in nature and not historical acts. You should understand that the following important factors and assumptions could affect our future results and could cause actual results to differ materially from those expressed in such forward-looking statements:

o The impacts of the September 11, 2001 terrorist attacks on New York City and Washington DC on the travel industry in general, and our travel businesses in particular, are not known at this time, but are expected to include negative impacts on financial results due to reduced demand for travel in the near term; other attacks, acts of war or measures taken by governments in response thereto may negatively affect the travel industry, our financial results and could also result in a disruption of our business;
o the effect of economic conditions and interest rate changes on the economy on a national, regional or international basis and the impact thereof on our businesses;
o the effects of a decline in travel, due to political instability, adverse economic conditions or otherwise, on our travel related businesses;
o the effects of changes in current interest rates, particularly on our real estate franchise and mortgage businesses;
o the resolution or outcome of our unresolved pending litigation relating to the previously announced accounting irregularities and other related litigation;
o our ability to develop and implement operational, technological and financial systems to manage growing operations and to achieve enhanced earnings or effect cost savings;
o competition in our existing and potential future lines of business and the financial resources of, and products available to, competitors;
o failure to reduce quickly our substantial technology costs in response to a reduction in revenue, particularly in our global distribution systems business;
o our failure to provide fully integrated disaster recovery technology solutions in the event of a disaster;
o our ability to integrate and operate successfully acquired and merged businesses and risks associated with such businesses, including the acquisitions of Avis Group Holdings, Inc., Fairfield Resorts, Inc., Galileo International, Inc. and Cheap Tickets, Inc., the compatibility of the operating systems of the combining companies, and the degree to which our existing administrative and back-office functions and costs and those of the acquired companies are complementary or redundant;
o our ability to obtain financing on acceptable terms to finance our growth strategy and to operate within the limitations imposed by financing arrangements and rating agencies;
o competitive and pricing pressures in the vacation ownership and travel industries, including the car rental industry; changes in the vehicle manufacturer repurchase arrangements between vehicle manufacturers and Avis Group Holdings, Inc. in the event that used vehicle values decrease;
o and changes in laws and regulations, including changes in accounting standards and privacy policy regulation.

Other factors and assumptions not identified above were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized as well as other factors may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond our control.


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You should consider the areas of risk described above in connection with any forward-looking statements that may be made by us. Except for our ongoing obligations to disclose material information under the federal securities laws, we undertake no obligation to release publicly any revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events unless required by law. For any forward-looking statements contained in any document, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.




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